FIFTH AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of December 31, 2003, among DARLING INTERNATIONAL INC., a Delaware corporation (the “Borrower”), the banks or other lenders party to the Agreement referenced below (each, individually a “Bank” and collectively, the “Banks”), and CREDIT LYONNAIS NEW YORK BRANCH, as administrative agent for the Banks (in such capacity, the “Administrative Agent”).

W   I   T   N   E   S   S   E   T   H:

WHEREAS, the Borrower, the Banks and the Administrative Agent have previously entered into that certain Amended and Restated Credit Agreement dated as of May 10, 2002 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of September 17, 2002, that certain Second Amendment to Amended and Restated Credit Agreement dated as of December 27, 2002, that certain Third Amendment to Amended and Restated Credit Agreement dated March 28, 2003, and that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of June 30, 2003 herein referred to as the “Agreement”; capitalized terms used herein and not otherwise defined are used herein as defined in the Agreement); and

WHEREAS, the Borrower has requested that the Administrative Agent and the Banks modify and amend certain terms and provisions of the Agreement to permit the Borrower to issue certain subordinated Debt in the principal amount of $35,000,000 to the Purchasers named in the Note Purchase Agreement herein referenced (the “Purchasers”) pursuant to the terms and conditions of such Note Purchase Agreement; and

WHEREAS, the Administrative Agent and the Banks signatory hereto have agreed to amend the Agreement pursuant to the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual benefits and covenants hereunder and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. (a)	Amendment to Section 1.1. Section 1.1 of the Agreement is hereby amended to add the following new definitions thereto (in appropriate alphabetical order):

“Note Purchase Agreement” means that certain Note Purchase Agreement, dated as of December 31, 2003, by and between the Borrower and the Purchasers as therein defined.”

“Subordinated Debt” means that certain Debt of Borrower in the original principal amount of $35,000,000 arising under and evidenced by the Subordinated Debt Documents.

“Subordinated Debt Documents” means collectively, the Note Purchase Agreement, the Notes (as defined therein) issued pursuant thereto, and any other guarantee, document, instrument or agreement executed in connection therewith or related thereto.

(b)	Amendment to Section 10.1. Section 10.1 of the Agreement is hereby amended by deleting the "and" that appears at the end of clause (h), re-lettering clause (i) of such Section 10.1 as clause (j), and inserting a new clause (i) immediately after clause (h), such new clause (i) to read as follows:

"(i) the Subordinated Debt and any guaranties of such Subordinated Debt by any Subsidiary that has guaranteed the Obligations pursuant to a Guaranty; and"

(c)	Amendment to Section 10.4. Section 10.4 of the Agreement is hereby amended by deleting the "or" that appears before clause (c), re-lettering clause (c) of such Section 10.4 as clause (d), and inserting a new clause (c) immediately after clause (b), such new clause (c) to read as follows:

"(c) any payment or prepayment on (whether for accrued interest, principal or other amounts), purchase, or other acquisition for value, of the Subordinated Debt, provided that so long as no Default exists or would result therefrom, Borrower may make regularly scheduled payments of accrued interest when due on the Subordinated Debt, or"

(d)	Addition of Section 10.12. Article X of the Agreement is hereby amended by adding a new Section 10.12 to the end thereof, such new Section 10.12 to read as follows:

Section 10.12 Modification of Subordinated Debt. The Borrower will not, and will not permit any Subsidiary to amend, supplement or otherwise modify any term or provision of the Subordinated Debt Documents in any manner which would have the effect of (i) increasing the principal amount of the Subordinated Debt or the interest rate charged thereon, (ii) shortening the final maturity date or adding or modifying any mandatory prepayment or other provision requiring that all or a portion of the principal amount of the Subordinated Debt be prepaid or that any sinking fund payments be made prior to the final maturity thereof, (iii) modifying or amending any of the terms or provisions of Article 12 of the Note Purchase Agreement, or (iv) amending, modifying or supplementing any of the covenants or defaults contained in the Subordinated Debt Documents to be more onerous or restrictive on the Borrower and its Subsidiaries than those in effect on December 31, 2003. The Borrower shall, and shall cause all of its Subsidiaries to, comply with and not take any action contrary to the subordination provisions set forth in Article 12 of the Note Purchase Agreement.

(e)	Amendment to Section 11.2. Section 11.2 of the Agreement is hereby amended by replacing the phrase "(including, without limitation, the Loans)" appearing in clause (x) thereof with the phrase "(including, without limitation, the Loans and the Subordinated Debt)."

      2.       Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Banks that:

             (a)      each of the representations and warranties contained in Article 8 of the Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of such date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and

             (b)      after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

      3.       Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof on the date (the "Fifth Amendment Effective Date") when all of the following conditions shall have been satisfied or upon the satisfaction of such conditions concurrent with the effectiveness hereof:

            ( a)      the Administrative Agent shall have received a copy of this Amendment executed by the Borrower and the Required Banks,

             (b)       the Borrower shall receive the proceeds of the Subordinated Debt and the consummation of the other transactions contemplated by the Subordinated Debt Documents shall occur,

            (c)       the Administrative Agent shall have received copies of the Subordinated Debt Documents, certified by a duly authorized officer of Borrower as being true, correct and complete and in full force and effect, which Subordinated Debt Documents shall contain such subordination provisions acceptable to, and shall otherwise be in form and substance satisfactory to the Administrative Agent, in the exercise of its sole and absolute discretion, and

            (d)       the Administrative Agent shall have received, for the benefit of each of the Term Banks, the difference of (i) the gross proceeds from the issuance of such Subordinated Debt minus (ii) the lesser of (x) Borrower's actual fees and transaction costs incurred in connection with the consummation of the transactions contemplated by the Subordinated Debt Documents or (y) $2,000,000, in immediately available funds, such proceeds to be applied as a prepayment of the Term Loans in the inverse order of maturity.

      4.      Continuing Effect; No Other Agreements. Except as expressly amended hereby, all of the terms and provisions of the Agreement are and shall remain in full force and effect. The amendments contained herein shall not constitute a waiver, amendment or modification of any other provision of the Agreement or for any other purpose except as expressly set forth herein.

      5.      No Waiver; Cumulative Remedies. No failure or delay on the part of the Administrative Agent or the Banks in exercising any right, power or remedy under this Amendment shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under this Amendment. The rights, powers and remedies provided in this Amendment are cumulative, may be exercised from time to time and in such order (unless otherwise prescribed in the Agreement as modified by this Amendment) as the Administrative Agent or the Banks, as the case may be, shall determine and are in addition to, not exclusive of, the rights, powers and remedies provided by applicable law.

      6.      Effect on Loan Documents. The Borrower hereby ratifies and confirms that, except as expressly provided in this Amendment, all other terms, provisions, conditions and agreements contained in the Loan Documents remain unchanged and are in full force and effect and that the Administrative Agent and the Banks have all rights, remedies and powers hereunder and in the Loan Documents, or at law or in equity, and the Borrower is obligated by and subject to all the terms, provisions, conditions and covenants thereof and hereof.

      7.      Governing Law; Counterparts; Miscellaneous.

            (a)      THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

            (b)      This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

            (c)       Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

            (d)       No amendment, modification, termination or waiver of any term or provision of this Amendment, and no consent to any departure by the Borrower from this Amendment, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Required Banks.

            (e)       From and after the Fifth Amendment Effective Date, all references in the Agreement to the "Agreement" shall be deemed to be references to such Agreement as modified hereby.

            (f)       Borrower agrees to pay promptly the reasonable fees and expenses of counsel to Administrative Agent for services rendered in connection with the preparation, negotiation, reproduction, execution, and delivery of this Amendment.

            (g)       THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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SIGNATURE TO FIFTH AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment to be effective for all purposes as of the date above first written.

                                      BORROWER:
                                      --------
                                      DARLING INTERNATIONAL INC.

                                      By:  ---------------------------------------------------
                                            Name:
                                            Title:

                                      ADMINISTRATIVE AGENT:
                                      --------------------
                                      CREDIT LYONNAIS NEW YORK BRANCH, individually as a Bank and as Administrative Agent

                                      By:  ---------------------------------------------------
                                            Name:
                                            Title:

                                      BANKS:
                                      -----
                                      ARK CLO 2000-1, LIMITED

                                      By:   Patriarch Partners, LLC, its Collateral Manager

                                      By:  ---------------------------------------------------
                                            Name:
                                            Title:

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                                      BANK ONE N.A.

                                      By:  ---------------------------------------------------
                                            Name:
                                            Title:

                                      CERBERUS PARTNERS, L.P.

                                      By:   Cerberus Associates, L.L.C., its general partner

                                      By:  ---------------------------------------------------
                                            Name:
                                            Title:

                                      AVENUE SPECIAL SITUATIONS FUND II, L.P.

                                      By:   Avenue Capital Partners II, LLC,
                                            its General Partner

                                            By:  GLS Partners II, LLC, Managing
                                                 Member of General Partner

                                      By:  ---------------------------------------------------
                                            Name:
                                            Title:

                                      CREDIT AGRICOLE INDOSUEZ

                                      By:  ---------------------------------------------------
                                            Name:
                                            Title:

                                      By:  ---------------------------------------------------
                                            Name:
                                            Title:

                                      CSAM FUNDING I

                                      By:  ---------------------------------------------------
                                            Name:
                                            Title:

                                      CSAM FUNDING II

                                      By:  ---------------------------------------------------
                                            Name:
                                            Title:

                                      ATRIUM CDO

                                      By:  ---------------------------------------------------
                                            Name:
                                            Title:

                                      ATRIUM CDO II

                                      By:  ---------------------------------------------------
                                            Name:
                                            Title:

                                      DIVERSIFIED CREDIT STRATEGIES FUND

                                      By:  ---------------------------------------------------
                                            Name:
                                            Title: